UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 26, 2024

ATLANTIC AMERICAN CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	0-3722	58-1027114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, N.E., Atlanta, Georgia	30319
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(404) 266-5500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	AAME	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 26, 2024, Atlantic American Corporation (the “Company”), and its subsidiary, Bankers Fidelity Life Insurance Company, entered into a Second Amendment to Lease Agreement (the “Second Amendment”) with 4370 Peachtree LLC. The Second Amendment amends the Lease Agreement, dated November 1, 2007, by and among the same parties (as previously amended, the “Lease Agreement”), pursuant to which the Company leases space for its principal offices and for some of its insurance operations in an office building located in Atlanta, Georgia. Pursuant to the Second Amendment, the Lease Agreement was modified to increase the base rent payable by the Company thereunder from a rate of $9.50 per annum per square foot to $12.00 per annum per square foot, beginning January 1, 2025.

4370 Peachtree LLC is controlled by Harriett J. Robinson, who is the Company’s controlling shareholder and a former member of the Company’s Board of Directors (the “Board”).  Hilton H. Howell, Jr., the Company’s Chairman of the Board and President and Chief Executive Officer, is the son-in-law of Mrs. Robinson.  Robin R. Howell, a member of the Board, is the daughter of Mrs. Robinson and the wife of Mr. Howell.

The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Lease Agreement, dated as of December 26, 2024, by and among 4370 Peachtree LLC, Atlantic American Corporation and Bankers Fidelity Life Insurance Company.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ATLANTIC AMERICAN CORPORATION

	By:	/s/ J. Ross Franklin
J. Ross Franklin
Vice President, Chief Financial Officer and Secretary

Date: December 30, 2024